UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2012

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York		10580
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 24, 2012, we issued a press release announcing our preliminary financial results for the quarter and year ended December 31, 2011. A copy of our press release announcing our preliminary earnings results for the quarter and year ended December 31, 2011 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The earnings press release furnished herewith contains financial measures that are not in accordance with generally accepted accounting principles in the United States of America (“GAAP”). For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated in accordance with GAAP in the statements of operations, balance sheets, or statements of cash flows of the company; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Pursuant to the requirements of Regulation G, Jarden Corporation (the “Company”) has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

To supplement our consolidated financial statements presented in accordance with GAAP, the Company uses non-GAAP measures of segment earnings, adjusted net income, adjusted diluted earnings per share and organic growth. These non-GAAP measures are provided because management of the Company uses these financial measures in monitoring and evaluating the Company’s ongoing financial results and trends. Management uses this non-GAAP information as an indicator of business performance, and evaluates overall management with respect to such indicators. Additionally, the Company’s credit agreement provides for certain adjustments in calculations used for determining whether the Company is in compliance with certain credit agreement covenants, including, but not limited to, adjustments relating to non-cash purchase accounting adjustments, non-cash impairment charges of goodwill and other assets, certain reorganization and acquisition-related integration costs, transaction and integration costs, other items, non-cash Venezuela hyperinflationary and devaluation charges, mark-to-market net impact of non-hedged Euro-denominated debt, non-cash stock-based compensation costs and loss on early extinguishment of debt. These non-GAAP measures should be considered in addition to, not a substitute for, measures of financial performance prepared in accordance with GAAP.

Also attached to this Current Report on Form 8-K as a schedule to Exhibit 99.1 is a reconciliation of certain non-GAAP financial measures disclosed in our press release dated January 24, 2012 to the most directly comparable financial measure in accordance with GAAP. Adjusted EBITDA (“Segment Earnings”), excluding reorganization and acquisition-related integration costs, non-recurring items, the elimination of manufacturer’s profit in inventory, inventory write-offs, non-cash impairment charges of goodwill and other assets, duplicative administrative costs, and loss on early extinguishment of debt, as applicable, is presented in press release dated January 24, 2012 because it is a basis upon which the Company’s management has assessed its financial performance in the periods presented. Additionally, the Company uses non-GAAP financial measures because the Company’s credit agreement provides for certain adjustments in calculations used for determining whether the Company is in compliance with certain credit agreement covenants, including, but not limited to, adjustments relating to non-cash purchase accounting adjustments, non-cash impairment charges of goodwill and other assets, certain reorganization and acquisition-related integration costs, transaction and integration costs, other items, non-cash Venezuela hyperinflationary and devaluation charges, mark-to-market net impact of non-hedged Euro-denominated debt, non-cash stock-based compensation costs and loss on early extinguishment of debt.

The non-GAAP financial measures described above should be considered in addition to, but not as a substitute for, measures of financial performance prepared in accordance with GAAP that are presented in the earnings release.

The information in this Item 2.02 of this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following Exhibits are furnished herewith as part of this report:

Exhibit	Description

99.1	Press Release of Jarden Corporation, dated January 24, 2012, with respect to our preliminary financial results for the quarter and year ended December 31, 2011 (furnished in part and filed in part only) (a).

(a)	The information in Exhibit 99.1 attached hereto pertaining to the Company’s preliminary fourth quarter and full year 2011 results included in paragraphs 1, 2 and 3 thereof, the first sentence of the quote provided in paragraph 4 thereof, and the first, second and third sentences of the quote provided in paragraph 5 thereof, and the reconciliation of GAAP to Non-GAAP schedule at the end thereof shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2012

JARDEN CORPORATION

By:	/s/ Richard T. Sansone

	Name:	Richard T. Sansone
	Title:	EVP, Finance

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release of Jarden Corporation, dated January 24, 2012, with respect to our preliminary financial results for the quarter and year ended December 31, 2011(furnished in part and filed in part only) (a).

(a)	The information in Exhibit 99.1 attached hereto pertaining to the Company’s preliminary fourth quarter and full year 2011 results included in paragraphs 1, 2 and 3 thereof, the first sentence of the quote provided in paragraph 4 thereof, and the first, second and third sentences of the quote provided in paragraph 5 thereof, and the reconciliation of GAAP to Non-GAAP schedule at the end thereof shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.